UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2014 (June 20, 2014)

FIRST PHYSICIANS CAPITAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30326	77-0557617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 North Camden Drive, #810

Beverly Hills, California 90210

(Address of Principal Executive Offices) (Zip Code)

(310) 860-2501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On June 20, 2014, First Physicians Capital Group, Inc. (the “Company”) filed a preliminary proxy statement and Schedule 13E-3 related to its 2014 annual meeting of stockholders (the “Meeting”) relating to its plan to deregister the Company’s common stock, $0.01 par value (the “Common Stock”), under the Securities Exchange Act of 1934 (the “Exchange Act”) and, as a result thereof, terminate its periodic reporting obligations with the Securities and Exchange Commission (the “SEC”). The plan to deregister the Common Stock is subject to the approval of a reverse stock split by holders of the Company’s Common Stock and Preferred Stock.

At the Meeting, the Company’s stockholders will be asked to approve a 1-for-2,000 reverse stock split of the Common Stock. An affirmative vote of the holders of a majority of the votes eligible to be cast at the Meeting by the holders of shares of Common Stock voting as a separate class and by the holders of our outstanding shares of Common Stock and all outstanding Preferred Stock voting on an as converted basis, voting together as a separate class, is required to approve the reverse stock split. If approved, all stockholders owning fewer than 2,000 shares of Common Stock will receive an amount in cash equal to $0.55 per pre-split share. Following the reverse stock split the Company expects to have fewer than 300 stockholders of record. If that is the case, the Company intends to terminate the registration of the Common Stock under the Exchange Act and its periodic reporting requirements.

Important Information for Stockholders

This Current Report on Form 8-K may be deemed soliciting material in connection with the reverse stock split proposal. The Company intends to file a definitive proxy statement and Schedule 13E-3 in the near future. All stockholders are advised to read the definitive proxy statement and Schedule 13E-3 carefully when these documents are available. Stockholders may obtain a free copy of the definitive proxy statement and Schedule 13E-3 (when available) at the SEC’s website at www.sec.gov. The Company also will mail a copy of the definitive proxy statement prior to the Meeting to its stockholders entitled to vote at the Meeting.

Information Regarding Participants in the Solicitation

Detailed information regarding the names, affiliations and interests of participants in the solicitation of proxies of the Company’s stockholders is available in the Company’s preliminary proxy statement on Schedule 14A filed with the SEC on June 20, 2014 and will be available in the Company’s definitive proxy statement (when available).

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of words such as “may,” “will,” “could,” “should,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans” and variations thereof or of similar expressions. All forward-looking statements included in this report are based on information available to us on the date hereof. Such forward-looking statements involve a number of assumptions, risks and uncertainties that could cause the actual results of the Company to differ materially from those matters expressed in or implied by such forward-looking statements. They involve known and unknown risks, uncertainties, and other factors, which are in some cases beyond the control of the Company. Factors that could cause or contribute to such differences include, but are not limited to, the Company’s ability to obtain shareholder approval of the reverse stock split, an increase in costs for the reverse stock split, the effectiveness of the reverse stock split transaction in reducing the number of record holders below 300, the Company’s ability to complete the going private transaction in a timely manner or at all.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PHYSICIANS CAPITAL GROUP, INC.

Date: June 20, 2014	By:	/s/ Sean Kirrane
Sean Kirrane
President and Chief Executive Officer